UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549


                                   FORM 8K

                                CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


                                 February 10, 1999
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                Date of Report (Date of earliest event reported)


                         NEW PARADIGM SOFTWARE CORP.
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            (Exact name of registrant as specified in its charter)


      New York                        0-26336         13-3725764
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(State or other jurisdiction        (Commission      (IRS Employer
    of incorporation)               File Number)    Identification No.)


    733 Third Avenue, New York, New York                    10017
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   (Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code     (212)-557-0933
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INFORMATION TO BE INCLUDED IN THE REPORT


Item 6          Resignations of Registrant's Directors
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On January 13, 1999, the Board of Directors accepted the resignation of
Mr. Morton Chalek, a Director of the Registrant (the "Company") effective effective October 29.1998. Mr. Chalek did not have any disagreement with the Company on any matter relating to its operations, policies, or practices.


SIGNATURE
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Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           NEW PARADIGM SOFTWARE CORP.
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                                                (Registrant)


                                          By  /s/  Mark Blundell
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                                              Mark Blundell
                                              President

Date:   February 10, 1999

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EXHIBIT INDEX


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